CANCER GENETICS INCORPORATED

Company Presentation Q1 2021



Disrupting Drug Discovery

Integrating Novel Human Spheroid Biology & Data Science Technologies with IND-Enabling Expertise

CANCER GENETICS INCORPORATED Stemonix

SAFE HARBOR

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger between Cancer Genetics ("CGIX") and StemoniX (the "Merger"), CGIX and StemoniX intend to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. INVESTORS AND SECURITY HOLDERS OF CGIX AND STEMONIX ARE URGED TO READ THESE MATERIALS (AS WELL AS AMENDMENTS AND SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CGIX, STEMONIX AND THE PROPOSED MERGER. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by CGIX with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by CGIX by directing a written request to: Cancer Genetics, Inc., c/o John A. Roberts, Chief Executive Officer, 201 Route 17 North 2nd Floor, Rutherford, NJ 07070. Investors and security holders are urged to read the Registration Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

These slides shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CGIX and its directors and executive officers and StemoniX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CGIX in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of CGIX and their ownership of shares of CGIX's common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on May 29, 2020, and in subsequent documents to be filed with the SEC, including the Registration Statement referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will also be included in the Registration Statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at CGIX at the address described above.

Forward Looking Statements:

These slides contain Forward-looking statements which involve risks and uncertainties, including, without limitation, risks inherent in our ability to satisfy all closing conditions to the merger with StemoniX, Inc. and realize the expected benefits therefrom, our attempts to adapt to the global coronavirus pandemic, our attempts to achieve profitability by increasing sales of our pre-clinical services, maintain our existing customer base and avoid cancellation of customer contracts or discontinuance of trials, our attempts to raise capital to meet our liquidity needs, market and other conditions, and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended June 30, 2020, along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

DRUG DISCOVERY
Needs A Disruption

Widely used models for predicting drug efficacy & safety have underperformed

Human biology is introduced late in the R&D process resulting in high failure rates & costs

DEFINING A
New Approach

DATA SCIENCE capabilities bring human data to the EARLIEST stages of the R&D process and OPTIMIZE THERAPEUTIC EFFICACY & SAFETY

StemoniX has created HIGHLY FUNCTIONAL HUMAN spheroids (organ-like models) at SCALE



Human neurosphere with oscillating neural network

Strategic Value Proposition

Human-First Drug Discovery Engine:

StemoniX | Discovery Engine | CGIX-*vivo*Pharm

StemoniX

Industrialized Human Spheroids (Discovery)

Data Science

Machine Learning

Global Pharma Partners

CGIX-*vivo*Pharm

Cancer Big Data

Tumor Line Library

Global Partners

Efficacy & Safety Data

Late Stage

Preclinical Experts

in vivo Research

Vertically Integrated Development

World-leading human spheroid technology is predictive of success. Biology- and AI-enabled Data Science Seasoned *in vivo* Expertise

Global Partnership Footprint

Leading Pharma Partners

Validated Human Model Platforms

Trusted Pre-clinical & Regulatory Capabilities

Multi-shot on Goal Drug Discovery

High-Throughput Human Pre-clinical Screening

Modality Convergence (Novel In Vitro Biology + Software + In Vivo)

Value Throughout Preclinical Discovery

From ID to IND

Early Discovery Platform → Target ID & Validation → Lead Identification → Lead Optimization → Preclin. Studies (ADME-Tox) → IND Filing

Human iPSC-Spheroids

- Neuro
- Cardio
- Pancreas
- Brain Cancer

Disease Modeling
Genetically Engineered

Assay Development Phenotypic Screening

- High-Content Imaging
- Functional (FLIPR)
- Targeted Library-Based
- Repositioning possible
- AI/ML Assisted
- Assay AnalytiX™

Mechanism-of-Action

Target-to-Hit & Hit-to-Lead Screening

- Efficacy/Toxicity
- Rank Ordering

Validation

- Molecular Profiling
- High-Content Imaging

AI/ML Assisted

- Assay AnalytiX™

Screening

- Efficacy/Toxicity
- Rank Ordering

Validation

- Molecular Profiling
- High-Content Imaging

AI/ML Assisted

- Assay AnalytiX™

Drug-Like Features
Med. Chemistry

GLP Studies

- In-Vitro & In-Vivo

Safety Pharmacology

- ADME-Tox

Dose Range (PK/PD)

Bioanalytical

Rodent Oncology Models

- Orthotopic
- Syngeneic

Specialty Models

- Cachexia

Regulatory Expertise

Global Regulatory Access

Data Management

Regulatory Submissions

COMPREHENSIVE COVERAGE Human Novel Biology + In Vivo Support + AI/ML

Global Reach


Minneapolis, MN
Spheroid Production
New Jersey
HQ
San Diego, CA
Drug Discovery
Hershey, PA
In vivo Testing
Munich, Germany
Project Management,
Marketing
South Australia
Toxicology
Victoria
Safety &
Analytical

Discovery In Action

Highly-scalable platform for early discovery, pre-clinical, and pharmacology provides guidance, preparation of samples, and clinical trial design

BY THE NUMBERS

200+ *in vitro* and *in vivo* testing for Investigational New Drug ("IND") applications

5 STATE-OF-THE-ART LABS

20+ INDICATIONS

50+ CNS, CARDIAC AND ONCOLOGY STUDIES & TRIALS*

* * CNS and Cardiac are from StemoniX and Oncology are from *vivo*Pharm

Proven Team Led By Passion

Jay Roberts, MBA
Chief Executive Officer

30+ years healthcare executive leader

50+ capital markets and M&A transactions

17 years in public company leadership roles with multiple premium exits

Ping Yeh, MS MBA
Chief Innovation Officer

Cofounder/CEO of StemoniX and nanotechnologist

Brought multiple innovations to market in the semi-conductor and storage industries

Formed and led multiple global teams in technology development

Robert Petcavich, PhD
Interim Chief Science Officer

Cofounder/CSO of StemoniX

30 year experienced Senior Executive of public and PE-backed biotech and medical device companies

Ph.D. Chemistry, Polymer Science

Andy LaFrence, CPA
Chief Financial Officer

KPMG Audit Partner & IPO Readiness Practice

Ten years of operational CFO experience, including 5 years public company

36 years providing financial and business strategy

Ralf Brandt, PhD
President, Discovery Services

25+ years in biochemistry and cell biology

Co-founder of international vivoPharm drug discovery CRO

Lead scientist at Novartis and in vivo pharmaceutical testing expertise

Barb Jones, PhD
SVP, External and Regulatory Affairs

20+ years international standards, regulatory, and health leadership

Quality, compliance, and scientific collaboration expertise

National Lab R&D and pharma manufacturing background

Convergence Of Biology and Computing

Industrialized Highly-Functional Human Spheroids



microHeart® 3D
microBrain® 3D
microBrain® 2D
microPancreas® 3D
microHeart®

Disease Models

Brain: Neurodevelopment, Neurodegen.

Cardiac: Fibrosis

Pancreas: Diabetes

Oncology Models (brain, pancreas)

AnalytiX ™ Software Technologies Data Science, Analytics, ML



Drugs rank-ordered by parameter performance



Clustering of mechanisms

Prioritize the Most Effective Compounds

Rank-ordered Compound Listing

Target	Drug	Recovery (%)
A	1	100%
	2	92%
	3	86%
	4	83%
	5	64%
	6	58%
C	15	81%
	16	69%
	17	72%
	18	58%
	19	53%
	20	50%
	21	50%
	22	47%
	23	50%

Example from recent Neuro Disease Screen:

Compound stratification over multiple targets

Human Disease Models and Capabilities

		Human First Discovery				AI Assisted			De-risked
MicroOrgan® Platforms	Disease Model	Platform Development	Assay Development	Phenotypic Screening	Target ID & Validation	Lead ID	Lead Optimization	Candidate Selection	IND-Enabling Studies
microBrain® Neuro-Spheroid Platform	Rett Syndrome								
	CDKL5 Deficiency Disorder								
	Cancer (GBM/Breast Mets)								
	Neuro-Inflammation								
	Midbrain / DOPA (Parkinson's)								
	Cortical (TBI/Alzheimer's)								
microHeart® Cardio-Spheroid Platform	Myocardial Fibrosis								
	Cardiac – Rett								
microPanc® Panc-Spheroid Platform	Diabetic State (β-Islet Insult)								



Each Organ *Platform*
Disease 1
Disease 2
Disease 3
Disease X

- Each microOrgan Platform can <u>*create hundreds*</u> of diseases
- Each Disease Model can <u>*discover*</u> multiple therapeutics

Biopharma Relationships

Achievements

Partnering with **7 of the Top 10** global biopharma companies

1st Neurospheroid[1] Technology

Evaluated within the IQ Consortium
(Data presented to the FDA in March of 2020)

Partnership Case Studies

- Large and small molecule drug discovery
- Custom model development
  - *Patient-derived/genetically engineered iPSC lines*
- High throughput screening[2]
- Validated for early neurotoxicity detection
- Lead optimization
- iPSC-based cancer (co-culture) models
  - Brain Cancers & Metastases

[1] Spheroids are industrialized organoids and serve as organ-like models
[2] Woodruff *et al.*, (2020) Screening for modulators of neural network activity in 3D human iPSC-derived cortical spheroids. PLOS ONE

Seeding & Monetizing Partnerships

Single Partner Lifetime Value


Revenue
Establish:
Human Organ Platform and Readouts
Co-Create:
Develop Disease Model
Validate:
Manufacture Disease Model
License Out
• Clinical assets / models
Leveraged IP
• Internal Drug Discovery
$50k-$500k
Value Creation
$500k - $Millions
Value Capture
Years
= Pharma Partner Project

Representative Market Deals
(Upfronts + Royalty Potential)

Hemoshear & Takeda
(Upfronts + $470M)

Evotec & Celgene
($65M + $250M)

Insitro & BMS
($50M + $2.1B)

Case Study with top 40 Pharma: Single purchase for tox study and target ID leads to larger custom discovery projects

CANCER GENETICS INCORPORATED StemoniX

A Human First Approach

Benefits of Incorporating Human Insights into Traditional Drug Discovery

De-risks

Human relevant in vitro screening and in silico investigation allows for forecasting of therapeutic success prior to clinic and results in superior tox & efficacy

Optimizes

Human disease models may lead to synergy between in vitro and in vivo candidate screening

Drives Confidence

Clinical candidates rigorously tested with internal regulatory expertise

Accelerates Timelines

Proprietary technologies potentially maximize patent life, extends commercialization windows, and saves millions in R&D costs

CANCER GENETICS INCORPORATED StemoniX



Transformational Strategy

Human-First Drug Discovery & Development Engine:

- Vertically Integrated Insights ❯ **Predictive of Clinical Success**
- Software-accelerated Development ❯ **Faster Path to Market**
- Partnership & collaboration models ❯ **Economical Route to Drug Assets**



StemoniX
VIVOPHARM
A CGI COMPANY
Where science
Scientific insight
Pharma partners
Digital platform
Meets technology
Highest Probability of Success
AI-assisted data analytics and workflow

StemoniX

CANCER GENETICS INCORPORATED



Investor Contact:
Jennifer K. Zimmons. Ph.D.
Investor Relations
Zimmons International
Communications, Inc.
Email: jzimmons@zimmonsic.com
Phone: +1.917.214.3514